Exhibit 99.01


                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q


                                       OF


                         NATIONAL BANCSHARES CORPORATION


                  FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2003


The undersigned are the President and Treasurer of National Bancshares Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended March 31, 2003.


We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


This Certification is executed as of May 12, 2003.

                                       /s/ Charles J. Dolezal
                                       -----------------------------
                                       Charles J. Dolezal, President


                                       /s/ Lawrence M. Cardinal, Jr.
                                       ------------------------------------
                                       Lawrence M. Cardinal, Jr., Treasurer
                                       (Principal Financial Officer)


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